THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST, SERIES 71

            Supplement to the Prospectus dated April 30, 1997

Notwithstanding anything to the contrary in the Prospectus, the Public Offering Price during the initial offering period is based on the Evaluator's determination of the aggregate offering price of the Securities in a Trust, including any money in the Principal Account other than money required to redeem tendered Units, and includes a sales charge of 4.25% of the Public Offering Price (equivalent to 4.439% of the net amount invested). For secondary market sales after the completion of the initial offering period, the Public Offering Price is based on the Evaluator's determination of the aggregate bid price of the Securities in the Trust, including any money in the Principal Account other than money required to redeem tendered Units, and includes a sales charge of 4.50% of the Public Offering Price (equivalent to 4.712% of the net amount invested). In addition, broker/dealers, banks and other selling agents will receive a concession of 3.00% of the Public Offering Price for primary and secondary market sales of Units.

The sales charge during the initial offering period is reduced by a discount as indicated below for volume purchases (except for sales made pursuant to a "wrap fee account" or similar arrangements as set forth below):

                                     Discount Expressed as a
Dollar Amount of Transaction at      Percentage of Public
Public Offering Price                Offering Price
_______________________________      _______________________
$  100,000-$249,999                  0.25%
$  250,000-$499,999                  0.50%
$  500,000-$999,999                  0.75%
$1,000,000 or more                   1.50%

November 21, 1997